SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) May 24, 2006
      ------------------------------------------------------------------


                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


















ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On January 16, 2006, the Company issued a press release disclosing management's investigation into potential accounting irregularities that were discovered in the inventory accounting records of Hawaiian Natural Water Co., Inc. ("HNWC"), a wholly owned AMCON subsidiary. This investigation revealed that there were errors made in inventory accounting, as well as, incorrect capitalization of certain product development costs, which all related to fiscal 2005.

As a result of the accounting errors, management and the Company's Audit Committee determined on May 24, 2006 that the Company's first, second and third quarter financial statements of fiscal 2005 filed on Form 10-Qs with the Securities and Exchange Commission on February 14, 2006, May 27, 2006 and August 22, 2006, respectively, should no longer be relied upon because of these errors and that these financial statements should be restated to correct these errors. Management and the Audit Committee have discussed the above with the Company's independent registered public accountants, Deloitte and Touche.

After identifying the source of the errors, management of the Company took several steps to significantly strengthen our internal control over financial reporting including terminating HNWC's then current president and chief financial officer, hiring a new acting president and a highly qualified accounting consultant to investigate and guide internal accounting personnel in the application of generally accepted accounting principles related to inventory and production costs, hiring accounting staff at HNWC with more experience and implementing procedures to ensure proper review and approval of all manual journal entries posted at HNWC.

The table set forth below gives effect to these restatements. Management expects to restate the quarterly financials prospectively as each quarter is filed in fiscal 2006.

A summary of the significant effects of this restatement by quarter is as follows:


FIRST FISCAL QUARTER ENDED DECEMBER 31, 2004
--------------------------------------------
                                                As previously
                                                  reported      Corrections     As restated
                                                -------------   ------------   ------------
Condensed Consolidated Unaudited Balance Sheet
----------------------------------------------
Inventory                                       $  35,454,419   $   (574,165)  $ 34,880,254
Deferred income taxes                               2,618,391        232,000      2,850,391
Other assets                                        1,485,457       (108,759)     1,376,698
Retained earnings                                   6,397,550       (450,924)     5,946,626

Condensed Consolidated Unaudited Statement of Operations
--------------------------------------------------------

Cost of sales                                   $198,459,240    $    574,165   $199,033,405
Selling, general and administrative expenses      13,824,366         108,759     13,933,125
Income tax (benefit) expense                         224,000        (232,000)        (8,000)
Net (loss) income                                    (85,599)       (450,924)      (536,523)
Basic (loss) earnings per share                        (0.16)          (0.86)         (1.02)
Diluted (loss) earnings per share                      (0.02)          (0.86)         (1.02) /1/

                                      2

/1/ Before this restatement, the impact of the conversion of the stock options and preferred stock was dilutive to earnings per share because there was income from continuing operations. After making the corrections for the restatement, there will now be a loss from continuing operations which makes the impact of the conversion of the stock options and preferred stock was antidilutive. This antidilutive impact results in a loss of ($1.02) per dilutive share.


Condensed Consolidated Unaudited Statement of Cash Flows
--------------------------------------------------------
Income (loss) from continuing operations       $     394,063    $   (450,924)  $    (56,861)
  available to common shareholders
Deferred income taxes                                (45,224)       (232,000)      (277,224)
Inventory                                           (464,962)        574,165        109,203
Other assets                                         (28,512)        108,759         80,247


SECOND FISCAL QUARTER ENDED MARCH 31, 2005
------------------------------------------


Condensed Consolidated Unaudited Balance Sheet /2/
----------------------------------------------

                                                As previously
                                                  reported      Corrections     As restated
                                                -------------   ------------   ------------
Inventory                                       $  30,304,173   $   (689,993)  $ 29,614,180
Deferred income taxes                               3,729,391        279,000      4,008,391
Other assets                                        1,494,754       (129,904)     1,364,850
Retained earnings                                   4,509,877       (540,897)     3,968,980



Condensed Consolidated Unaudited Statement of Operations /2/
--------------------------------------------------------


                              Three months ended March 31, 2005         Six months ended March 31, 2005
                            --------------------------------------  ------------------------------------
                            As previously                           As previously
                             reported     Corrections As restated    reported     Corrections As restated
                            ------------- ----------- ------------ -------------- ----------- ------------
Cost of sales                $180,236,017  $115,828  $180,351,845    $378,695,256  $689,993  $379,385,249
Selling, general
  and administrative expenses  13,727,633    21,145    13,748,778      27,551,999   129,904    27,681,903
Income tax (benefit) expense     (565,000)  (47,000)     (612,000)       (341,000) (279,000)     (620,000)
Net (loss) income              (1,887,674)  (89,973)   (1,977,647)     (1,973,273) (540,897)   (2,514,170)
Basic (loss) earnings per share     (3.58)    (0.17)        (3.75)          (3.74)    (1.03)        (4.77)
Diluted (loss) earnings per share   (3.58)    (0.17)        (3.75)          (3.74)    (1.03)        (4.77)


Condensed Consolidated Unaudited Statement of Cash Flows /2/
--------------------------------------------------------

                                                As previously
                                                  reported      Corrections     As restated
                                                -------------   ------------   ------------
Net income (loss) from continuing operations    $    (603,991)  $   (540,897)  $ (1,144,888)
   available to common shareholders
Deferred income taxes                              (1,137,076)      (279,000)    (1,416,076)
Inventory                                           4,639,543        689,993      5,329,536
Other assets                                          (37,810)       129,904         92,094



                                      3


















THIRD FISCAL QUARTER ENDED JUNE 30, 2005
----------------------------------------


Condensed Consolidated Unaudited Balance Sheet /2/
----------------------------------------------

                                                As previously
                                                  reported      Corrections     As restated
                                                -------------   ------------   ------------
Inventory                                       $  28,939,608   $   (889,612)  $ 28,049,996
Deferred income taxes                               3,780,391        353,000      4,133,391
Other assets                                        1,570,434       (148,884)     1,421,550
Retained earnings                                   4,354,000       (685,496)     3,668,504


Condensed Consolidated Unaudited Statement of Operations /2/
--------------------------------------------------------


                              Three months ended June 30, 2005         Nine months ended June 30, 2005
                            -------------------------------------  ---------------------------------------
                            As previously                           As previously
                             reported     Corrections As restated    reported     Corrections As restated
                            ------------- ----------- ------------  ------------  ----------- ------------
Cost of sales                $201,251,586  $199,619  $201,451,205   $579,946,842   $889,612  $580,836,454
Selling, general
  and administrative expenses  13,693,711    18,980    13,712,691     41,245,710    148,884    41,394,594
Income tax (benefit) expense      138,000   (74,000)       64,000       (203,000)  (353,000)     (556,000)
Net (loss) income                (155,877) (144,599)     (300,476)    (2,129,150)  (685,496)   (2,814,646)
Basic (loss) earnings per share     (0.30)    (0.27)        (0.57)         (4.04)     (1.30)        (5.34)
Diluted (loss) earnings per share   (0.28)    (0.27)        (0.55)         (4.04)     (1.30)        (5.34)


Condensed Consolidated Unaudited Statement of Cash Flows /2/
--------------------------------------------------------


                                                As previously
                                                  reported      Corrections     As restated
                                                -------------   ------------   ------------
Income (loss) from continuing operations        $    (441,609)  $   (685,496)  $ (1,127,105)
   available to common shareholders
Deferred income taxes                              (1,205,608)      (353,000)    (1,558,608)
Inventory                                           5,911,793        889,612      6,801,405
Other assets                                         (191,170)       148,884        (42,286)



/2/ In March 2006, the Company discontinued the operations of Trinity Springs, Inc., its water bottling operation located in Idaho.  As a result, the balance sheets as of March 31, 2005 and June 30, 2005 and the statements of operations and statements of cash flows for the fiscal periods then ended will be prepared reflecting TSI's financial results as discontinued operations in accordance with Statement of
Financial Accounting Standards ("SFAS") No. 144 "Accounting for the Impairment or Disposal of Long-Lived
Assets" when filed.  As a result, the information presented above will differ from the actual financial statements to be filed with the SEC.

                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     4






                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)

Date: May 31, 2006             By :      Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President & Acting
                                          Chief Financial Officer
                                     5
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